AMENDMENT NO. 1 TO MINING ACQUISITION AGREEMENT

This AMENDMENT NO. 1 TO MINING ACQUISITION AGREEMENT is entered into as of February __, 2006 (this “Amendment”) between Walter Doyle, an individual ( “Doyle”), and Novastar Resources Ltd., a Nevada corporation (“Novastar”).

WHEREAS, Doyle and Novastar entered into a Mining Acquisition Agreement, assigning all Thorium deposits (Thorium only) to Novastar, dated as of September 30,2005, (the “Agreement”); and

WHEREAS, Doyle and Novastar desire to clarify the remedies available to Doyle in the event of a breach of the Agreement.

“NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, and of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Remedies. Doyle and Novastar agree, notwithstanding any other provision in the Agreement, that the sole remedy available to Doyle for a breach of the Agreement by Novastar shall be the termination of the Agreement by Doyle and that no further relief or recourse, whether at law, in equity, or otherwise, will be available to Doyle. Without limiting the generality of the foregoing, notwithstanding any breach by Novastar of the Agreement, whether occurring heretofore or hereafter, Doyle shall not be entitled to money damages an injunction or any recourse or remedy other than termination of the Agreement.

2.     Agreement. In all other respects, the Agreement shall remain in full force and effect.

3.     Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

WALTER DOYLE

MAR 3 ’06.

NOVASTAR RESOURCES LTD.

By:
Name: SEAN MULHEARN Title: SECRETARY – NOVASTAR RESOURCES Ltd. 3/5/06

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

WALTER DOYLE

MAR 3 ’06.

NOVASTAR RESOURCES LTD.

By:
Name: SEAN MULHEARN Title: SECRETARY - NOVASTAR RESOURCES